Exhibit 10.5

INTERCREDITOR AGREEMENT (SECURITIZATION)

THIS INTERCREDITOR AGREEMENT (SECURITIZATION), dated as of August 30, 2016 (this “Agreement”), is executed and delivered by Citibank, N.A., a national banking association, as administrative agent and as collateral agent under the Credit Agreement referred to below (in such capacity together with its successors and assigns, the “First Lien Agent”), Wilmington Savings Fund Society, FSB, as collateral agent under the Notes Security Agreement referred to below (in such capacity together with its successors and assigns, the “Second Lien Collateral Agent”), the Third Lien Collateral Agent to the extent a party hereto (as defined below and, together with the First Lien Agent and the Second Lien Collateral Agent, the “Debt Agents”), Foresight Energy LLC, a Delaware limited liability company, as borrower under the Credit Agreement referred to below and as a grantor under the Notes Security Agreement referred to below (“Foresight”), each of the entities from time to time listed on Schedule I hereto (collectively, the “Originators” and each an “Originator”), Foresight Receivables LLC, a Delaware limited liability company and a wholly owned subsidiary of Foresight (the “SPV”), and PNC Bank, National Association, a national banking association, as administrative agent under the Receivables Financing Agreement referred to below (in such capacity, the “Receivables Agent”).

BACKGROUND

A. Foresight is party to that certain Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by and among Foresight, as borrower, each of the financial institutions from time to time party thereto as lenders and as issuers of letters of credit (collectively, the “Lenders”), the First Lien Agent (the Lenders and the First Lien Agent and the successors or assigns of any of the foregoing, collectively, the “First Lien Secured Parties”) and the other agents party thereto.

B. Foresight, Foresight Energy Finance Corporation (together with Foresight, the “Issuers”) and certain subsidiaries of Foresight, including the Originators (such subsidiaries, the “Guarantors” and, together with the Issuers, the “Notes Parties”), are parties to (i) that certain Indenture, dated as of the date hereof (the “Second Lien Notes Indenture”), with Wilmington Savings Fund Society, FSB, as trustee, relating to the Issuers’ Senior Secured Second Lien PIK Notes due 2021, (ii) that certain Indenture, dated as of the date hereof (the “Exchangeable PIK Notes Indenture”), with Wilmington Trust, N.A., as trustee, relating to the Issuers’ Senior Secured Second Lien Exchangeable PIK Notes due 2017 and (iii) that certain Pledge and Security Agreement, dated as of the date hereof (the “Notes Security Agreement”), with the Second Lien Collateral Agent, pursuant to which the Issuers and the Guarantors have granted liens to secure the “Obligations” under, and as defined in, the Second Lien Notes Indenture, the “Obligations” under, and as defined in, the Exchangeable PIK Notes Indenture and the “Additional Second Lien Obligations” as defined in the Notes Security Agreement.

C. Pursuant to the Credit Agreement, the Loan Parties (as defined in the Credit Agreement) are required to grant liens to secure the Obligations (as defined in the Credit Agreement) pursuant to the Loan Documents (as defined in the Credit Agreement).

D. Each of the Originators and the SPV are parties to that certain Purchase and Sale Agreement, dated as of January 13, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Purchase and Sale Agreement”), pursuant to which each of the Originators sells to the SPV, among other things, Receivables that each such Originator owns and from time to time will own.

E. The First Lien Agent released the liens granted in favor of the First Lien Secured Parties on the Securitization Assets (as defined below) of each of the Originators pursuant to the UCC-3 Amendments filed on January 13, 2015.

F. The SPV, Foresight, as initial servicer, the financial institutions from time to time party thereto (collectively, the “Receivables Lenders”) and the Receivables Agent are party to that certain First Amended and Restated Receivables Financing Agreement, dated as of the date hereof (as amended, restated supplemented or otherwise modified and in effect from time to time, the “Receivables Financing Agreement”; the transactions contemplated by the Receivables Financing Agreement and the Purchase and Sale Agreement, collectively, the “Receivables Facility”), pursuant to which the Receivables Lenders will commit to make loans to the SPV thereunder, subject to the terms and conditions thereof.

G. The execution and delivery of this Agreement is a condition precedent to the effectiveness of the Receivables Financing Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All terms used in Article 9 of the Uniform Commercial Code in the State of New York (the “UCC”), and not specifically defined herein, are used herein as defined in such Article 9. Furthermore, as used herein, the following terms shall have the meanings specified below:

“Agreement” has the meaning specified in the introductory paragraph to this Agreement.

“Borrower Obligations” has the meaning set forth in the Receivables Financing Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as amended or any similar federal or state law for the relief of debtors.

“Collateral Trust Agreement” has the meaning specified in the Notes Security Agreement.

“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

“Credit Agreement” has the meaning specified in the Background statements to this Agreement.

“Cut-Off Date” means November 30, 2014.

“Debt Agent Joinder Agreement” means a supplement to this Agreement in substantially the form of Exhibit A hereof.

“Debt Agent” has the meaning specified in the introductory paragraph to this Agreement.

“Debt Collateral” means, collectively, (i) the First Lien Debt Collateral, (ii) the Second Lien Debt Collateral and (iii) the Third Lien Debt Collateral.

“Debt Collateral Documents” means, collectively, (i) the First Lien Collateral Documents, (ii) the Second Lien Collateral Documents and (iii) the Third Lien Collateral Documents.

“Debt Documents” means, collectively, (i) the First Lien Debt Documents, (ii) the Second Lien Debt Documents and (iii) the Third Lien Debt Documents.

“Debt Parties” means, collectively, (i) the Loan Parties, (ii) the Notes Parties and (iii) the Third Lien Debt Parties.

“Debt Secured Parties” means, collectively, (i) the First Lien Secured Parties, (ii) the Second Lien Secured Parties and (iii) the Third Lien Secured Parties.

“Exchangeable PIK Notes Indenture” has the meaning specified in the Background statements to this Agreement.

“Final Payout Date” means, with respect to the Receivables Financing Agreement, the date when (a) the Aggregate Capital and Aggregate Interest owing under, and each as defined in, the Receivables Financing Agreement have been paid in full, (b) the LC Participation Amount under, and as defined in, the Receivables Financing Agreement has been reduced to zero ($0) and no Letters of Credit issued thereunder, and as defined therein, remain outstanding and undrawn, (c) all of the Borrower Obligations under the Receivables Financing Agreement shall have been paid in full, (d) all other amounts owing (but excluding any contingent indemnification claims) to the Receivables Lenders, the Receivables Agent and any of their related indemnified parties or affected persons under the Receivables Financing Agreement and under the other Transaction Documents have been paid in full and (e) all accrued Servicing Fees (as defined in the Receivables Financing Agreement) have been paid in full.

“First Lien Agent” has the meaning specified in the introductory paragraph to this Agreement and shall include any other Person that becomes a First Lien Agent pursuant to a Debt Agent Joinder Agreement and, in each case, their successors and assigns so long as such successors and assigns have executed and delivered a Debt Agent Joinder Agreement.

“First Lien Debt Collateral” means all assets, property and interests in property (other than Securitization Assets) now or hereafter acquired by any Loan Party in or upon which a security interest, lien or mortgage is granted by such Loan Party to the First Lien Agent, on behalf of the First Lien Secured Parties, under any Collateral Document (as defined in the Credit Agreement)

including proceeds thereof. For the avoidance of doubt, “First Lien Debt Collateral” shall include Seller’s Retained Interest, any amounts payable to Loan Parties by the SPV pursuant to the term of the Purchase and Sale Agreement and any equity interests in the SPV pledged to benefit First Lien Secured Parties, but shall not include any of the Securitization Assets.

“First Lien Debt Collateral Document” means each “Collateral Document” as defined in the Credit Agreement and any other collateral agreement, security agreement, deed of trust or other instrument or document executed and delivered by Foresight Credit Party for purposes of providing collateral security for any obligation under the Credit Agreement.

“First Lien Debt Documents” has the same meaning as the defined term “Loan Documents” set forth in the Credit Agreement.

“First Lien Obligations” has the same meaning as the defined term “Obligations” set forth in the Credit Agreement.

“First Lien Secured Parties” has the meaning specified in the Background statements to this Agreement.

“Foresight” has the meaning specified in the introductory paragraph to this Agreement.

“Foresight Credit Party” means Foresight, Foresight Energy Finance Corporation, a Delaware corporation, MLP, in its capacity as guarantor under any of the Debt Documents, each subsidiary of Foresight required to provide a guaranty under any of the Debt Documents including the Originators, and any other direct or indirect parent of Foresight party to any of the Debt Documents as a guarantor from time to time.

“Guarantors” has the meaning specified in the Background statements to this Agreement.

“Issuers” has the meaning specified in the Background statements to this Agreement.

“Lenders” has the meaning specified in the Background statements to this Agreement.

“Loan Party” has the meaning set forth in the Credit Agreement.

“Lock-Box” means each locked postal box with respect to which a Lock-Box Bank who has executed a lock-box agreement pursuant to which it has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed in the Receivables Financing Agreement (as such schedule may be modified from time to time in connection with the addition or removal of any Lock-Box in accordance with the terms hereof).

“Lock-Box Account” means each account listed in the Receivables Financing Agreement (as such schedule may be modified from time to time in connection with the closing or opening of any Lock-Box Account in accordance with the terms hereof) (in each case, in the name of the SPV) and maintained at a bank or other financial institution acting as a Lock-Box Bank pursuant to a lock-box agreement for the purpose of receiving collections.

“Lock-Box Bank” means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

“MLP” means Foresight Energy LP, a Delaware limited partnership and the owner of 100% of the equity interests of Foresight.

“Notes Parties” has the meaning specified in the Background statements to this Agreement.

“Notes Security Agreement” has the meaning specified in the Background statements to this Agreement.

“Obligations” means, collectively, (i) the First Lien Obligations, (ii) the Second Lien Obligations and (iii) the Third Lien Obligations.

“Obligor” means, with respect to any Receivable, the person or entity obligated to make payments pursuant to the Contract relating to such Receivable.

“Originator” has the meaning specified in the introductory paragraph to this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Purchase and Sale Agreement” has the meaning specified in the Background statements to this Agreement.

“Purchase and Sale Termination Date” means the earlier to occur of (a) the date the SPV exercises its option to terminate its agreement to purchase the Receivables and Related Rights pursuant to the Purchase and Sale Agreement and (b) the Final Payout Date.

“Receivable” means any right to payment of a monetary obligation, whether or not earned by performance, owed to any Originator or the SPV (as assignee of any Originator), whether constituting an account, as-extracted collateral, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto. Any such right to payment arising from any one transaction, including, without limitation, any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction.

“Receivables Agent” has the meaning specified in the introductory paragraph to this Agreement.

“Receivables Facility” has the meaning specified in the Background statements to this Agreement.

“Receivables Financing Agreement” has the meaning specified in the Background statements to this Agreement.

“Receivables Lenders” has the meaning specified in the Background statements to this Agreement.

“Related Debt Secured Parties” means, with respect to (i) the First Lien Agent, the other First Lien Secured Parties, (ii) the Second Lien Collateral Agent, the other Second Lien Secured Parties and (iii) the Third Lien Collateral Agent, the other Third Lien Secured Parties.

“Related Rights” means, with respect to any Receivable referred to in clause (a) of the definition of “Securitization Assets”, the following,

(a) all of interest of the applicable Originator in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable;

(b) all instruments and chattel paper that may evidence such Receivable;

(c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto;

(d) solely to the extent applicable to such Receivable, all of the applicable Originator’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

(e) all books and records of the applicable Originator to the extent related to any of the foregoing Related Rights (and not related to any Debt Collateral), and all rights, remedies, powers, privileges, title and interest (but not obligations) in and to each Lock-Box and all Lock-Box Accounts, and any related investment property acquired with any such collections or other proceeds (as such term is defined in the UCC); and

(f) all collections and other proceeds (as defined in the UCC) of any of the foregoing Related Rights that are or were received by the applicable Originator on or after the Cut-Off Date, including, without limitation, all funds which either are received by the applicable Originator, the SPV or the servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of any of the Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that the applicable Originator, the SPV or the servicer applies in the ordinary course of its business to amounts owed in respect of any of the Receivables, and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors in respect of any of the Receivables or any other parties directly or indirectly liable for payment of such Receivables);

provided, however, that notwithstanding anything to the contrary set forth in this definition of “Related Rights”, none of the Debt Collateral shall constitute any portion of the “Related Rights”.

“Second Lien Collateral Agent” has the meaning specified in the introductory paragraph to this Agreement and shall include any other Person that becomes a Second Lien Collateral Agent pursuant to a Debt Agent Joinder Agreement and, in each case, their successors and assigns so long as such successors and assigns have executed and delivered a Debt Agent Joinder Agreement.

“Second Lien Collateral Document” has the same meaning as the defined term “Second Lien Security Documents” as defined in the Notes Security Agreement.

“Second Lien Debt Collateral” means all assets, property and interests in property (other than Securitization Assets) now or hereafter acquired by any Notes Party in or upon which a security interest, lien or mortgage is granted by such Notes Party to the Second Lien Collateral Agent, on behalf of the Notes Parties, under any Debt Collateral Document including proceeds thereof. For the avoidance of doubt, “Second Lien Debt Collateral” shall include Seller’s Retained Interest, any amounts payable to any Notes Parties by the SPV pursuant to the term of the Purchase and Sale Agreement and any equity interests in the SPV pledged to benefit the Notes Parties, but shall not include any of the Securitization Assets.

“Second Lien Debt Documents” has the meaning specified in the Notes Security Agreement.

“Second Lien Notes Indenture” has the meaning specified in the Background statements to this Agreement.

“Second Lien Obligations” has the same meaning as the defined term “Secured Obligations” set forth in the Notes Security Agreement.

“Second Lien Secured Parties” has the same meaning as the defined term “Secured Parties” as defined in the Notes Security Agreement.

“Securitization Assets” means (a) all Receivables, (b) all Related Rights, in each case of clauses (a) and (b), solely to the extent transferred, assigned, contributed or pledged or purported to be transferred, assigned, contributed or pledged by any of the Originators pursuant to the Purchase and Sale Agreement (as in effect as of the date hereof) that existed and was owing to such Originator either (i) at the closing of the Originator’s business on the Cut-Off Date or (ii) at any time from and including the Cut-Off Date to but excluding the Purchase and Sale Termination Date, (c) all of the SPV’s rights, interests and claims (but none of the obligations) under the Purchase and Sale Agreement and the other Transaction Documents, (d) all of interest of the SPV in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable, (e)

all of the SPV’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, (f) all other personal and fixture property or assets of the SPV of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, securities accounts, securities entitlements, letter-of-credit rights, commercial tort claims, securities and all other investment property, supporting obligations, money, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles) (each as defined in the UCC), (g) the LC Collateral Account (as defined in the Receivables Financing Agreement) and all amounts on deposit therein, and (h) all proceeds of, and all amounts to the extent received or receivable by the SPV under any or all of, the foregoing.

“Seller’s Retained Interest” means the debt or equity interests held by any Originator or Foresight in the SPV to which the Receivables and Related Rights have been transferred, including any such debt or equity received as consideration for or as a portion of the purchase price for the Receivables and Related Rights transferred, or any other instrument through which any Originator or Foresight has rights to or receives distributions in respect of any residual or excess interest in the Receivables and Related Rights.

“SPV” has the meaning specified in the introductory paragraph to this Agreement.

“Third Lien Collateral Agent” means the Person appointed by the Third Lien Secured Parties from time to time to hold the Third Lien Debt Collateral for the benefit of the Third Lien Secured Parties and that becomes a party to this Agreement pursuant to a Debt Agent Joinder Agreement.

“Third Lien Collateral Document” any collateral agreement, security agreement, mortgage, deed of trust or other instrument or document executed and delivered by any Third Lien Debt Party for purposes of providing collateral security for any Third Lien Obligation.

“Third Lien Debt Collateral” means all assets, property and interests in property (other than Securitization Assets) now or hereafter acquired by any Third Lien Debt Party in or upon which a security interest, lien or mortgage is granted by such Third Lien Debt Party to the Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, under any Third Lien Collateral Document including proceeds thereof. For the avoidance of doubt, “Third Lien Debt Collateral” shall include Seller’s Retained Interest, any amounts payable to Third Lien Debt Parties by the SPV pursuant to the term of the Purchase and Sale Agreement and any equity interests in the SPV pledged to benefit Third Lien Secured Parties, but shall not include any of the Securitization Assets.

“Third Lien Debt Documents” means the agreements entered into by the Third Lien Debt Parties evidencing the Third Lien Obligations of the Third Lien Debt Parties.

“Third Lien Debt Parties” means the Foresight Credit Parties party to any Third Lien Debt Documents.

“Third Lien Obligations” means all obligations of the Third Lien Debt Parties under the Third Lien Debt Documents.

“Third Lien Secured Parties” means the Third Lien Collateral Agent, any named representative under the Third Lien Debt Documents and any Person owed any of the Third Lien Obligations.

“Transaction Document” has the meaning specified in the Receivables Financing Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

2. Release of Collateral. (a) Notwithstanding any provision of the UCC, any other applicable law or decision or any Debt Document, each Debt Agent, on behalf of its Related Debt Secured Parties, hereby confirms its release of any liens or security interests of any kind whatsoever which such Debt Agent, or any trustee or agent acting on behalf of such Debt Agent, may now or hereafter hold for the benefit of itself or its Related Debt Secured Parties in any Securitization Assets, it being understood and agreed that each Debt Agent, either for the benefit of itself or its Related Debt Secured Parties, shall have no liens, security interests or rights to or in any Securitization Assets or any proceeds of any property or interests in property that constitute Securitization Assets (it being understood and agreed that each Debt Agent, for the benefit of its Related Debt Secured Parties, has a lien on the applicable Seller’s Retained Interest and all proceeds thereof including in the equity interest in the SPV owned, directly or indirectly, by Foresight). For the avoidance of doubt, and without limiting the foregoing release, each Debt Agent, on behalf of itself and its Related Debt Secured Parties, hereby agrees that (i) it shall not have, and hereby releases, any interest, right, lien or security interest of any kind whatsoever in the proceeds of any inventory of any Originator or the SPV, the sale or financing of which gave rise to a Receivable that constitutes a Securitization Asset and (ii) upon the sale or purported sale or other transfer of an interest in any such inventory referred to in the immediately preceding clause (i), any interest, right, lien or security interest of any kind whatsoever acquired by any Debt Agent, for the benefit of itself or its Related Debt Secured Parties, in such inventory and proceeds thereof shall automatically and without further action cease and be released and such Debt Agent, either for the benefit of itself or its Related Debt Secured Parties, shall have no interest, right, lien or security interest of any kind whatsoever therein. Each Debt Agent agrees to execute and deliver to the Receivables Agent, from time to time upon the reasonable request of the Receivables Agent, such UCC partial release statements and other documents and instruments, and do such other acts and things, as the Receivables Agent may reasonably request (in each case at the sole expense of the applicable Debt Parties) in order to evidence the release provided for in this Section 2(a); provided, however, that failure to execute and deliver any such partial release statements, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 2(a); provided, further that to the extent that any Debt Agent deems (in its sole discretion) any such action to require an exercise of its discretion, such Debt Agent shall not be required to execute or deliver any such statements, documents, instruments or undertake any such other acts or things unless so instructed by its Related Debt Secured Parties in accordance with the terms of the applicable Debt Document. The release set forth in this Section 2(a) is applicable irrespective of the order of creation, attachment or perfection of any such liens or security interests or any priority, interest or right that might otherwise be available to the Debt Agents under any applicable Debt Document or any other agreement, contract, document, instrument or applicable law and notwithstanding any representation or warranty of any Debt Secured Party to the contrary in the applicable Debt Document. Nothing in this Section 2(a) shall require any Debt Agent to take any action which it believes, in good faith, may prejudice its ability to realize the value of, or to otherwise protect, its interests (and the interests of the parties for which it acts).

(b) Notwithstanding any provision of the UCC, any other applicable law or decision or any Transaction Document, the Receivables Agent, on behalf of itself and the Receivables Lenders, hereby releases any liens and security interests of any kind whatsoever which the Receivables Agent, or any trustee or agent acting on behalf of the Receivables Agent may now or hereafter hold for the benefit of itself or the Receivables Lenders in any Debt Collateral, it being understood and agreed that the Receivables Agent, either for the benefit of itself or the Receivables Lenders, shall have no liens, security interests or rights to or in any Debt Collateral or any proceeds of any property or interests in property that constitute Debt Collateral. The Receivables Agent agrees to execute and deliver to the applicable Debt Agent, from time to time upon the reasonable request of such Debt Agent, such UCC partial release statements and other documents and instruments, and do such other acts and things, as such Debt Agent may reasonably request (in each case at the sole expense of the applicable Debt Parties) in order to evidence the release provided for in this Section 2(b); provided, however, that failure to execute and deliver any such partial release statements, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 2(b). The release set forth in this Section 2(b) is applicable irrespective of the order of creation, attachment or perfection of any such liens or security interests or any priority, interest or right that might otherwise be available to the Receivables Agent under the Receivables Financing Agreement or any other agreement, contract, document, instrument or applicable law and notwithstanding any representation or warranty of any Originator or the SPV to the contrary in any Transaction Document.

3. Separation of Collateral.

(a) Each Debt Agent hereby agrees, following any enforcement action by or on behalf of its Related Debt Secured Parties against any Debt Collateral, to notify the Receivables Agent of such enforcement action and hold in trust for the benefit of the Receivables Agent and to promptly return (with appropriate endorsements, if applicable) to the Receivables Agent any funds or other property which constitute Securitization Assets that are identified as such in writing by the Receivables Agent or any other Debt Agent or that such Debt Agent has actual knowledge is a Securitization Asset. For purposes of maintaining the perfection of the Receivables Agent’s interests therein, the Receivables Agent hereby appoints each Debt Agent as its bailee with respect to such Securitization Assets, and each Debt Agent hereby accepts such appointment.

(b) The Receivables Agent hereby agrees to hold in trust for the benefit of the Debt Agents and to promptly return (with appropriate endorsements, if applicable) to the Debt Agents any funds or other property which constitute Debt Collateral; provided, however, that the Receivables Agent shall have no obligation to return any such funds or other property to (i) the Second Lien Collateral Agent until the Receivables Agent has received written confirmation from the First Lien Agent or the Second Lien Agent that all First Lien Obligations have been paid in full and the Receivables Agent is authorized to turn over funds and other property to the Second Lien Collateral Agent hereunder and (ii) the Third Lien Collateral Agent until the Receivables Agent has received written confirmation from the First Lien Agent and the Second Lien Collateral Agent that all First Lien Obligations and Second Lien Obligations have been paid in full and the Receivables Agent is authorized to turn over funds and other property to the Third Lien Collateral Agent hereunder. For purposes of maintaining the perfection of each Debt Agent’s interests therein, each Debt Agent hereby appoints the Receivables Agent as its bailee with respect to such Debt Collateral, and the Receivables Agent hereby accepts such appointment.

(c) All payments made by an Obligor that is obligated to make payment with respect to both Securitization Assets and Debt Collateral shall be applied against the Securitization Assets or the Debt Collateral as designated by such Obligor. In the absence of such designation and the inability of Foresight or its applicable subsidiary, using reasonable efforts, to identify such payment as constituting Securitization Assets or Debt Collateral, each Debt Agent and the Receivables Agent agree to share the proceeds of such payment proportionately according to their respective interests. Nothing in this Section 3(c) shall limit the rights and obligations of any Debt Agent and the Receivables Agent under Sections 3(a) and 3(b).

(d) No Debt Agent, either for itself or on behalf of any other Related Debt Secured Party, shall have any right to take any action with respect to the Securitization Assets, whether by judicial or non-judicial foreclosure, notification to any account debtors, or otherwise, in each case, prior to the Final Payout Date.

(e) The Receivables Agent, either for itself or on behalf of any Receivables Lender, shall not have any right to take any action with respect to the Debt Collateral, whether by judicial or non-judicial foreclosure or otherwise.

(f) In the event that any of the Securitization Assets become commingled with any Debt Collateral, then each Debt Agent and the Receivables Agent shall, in good faith, cooperate with each other to separate the Securitization Assets from such Debt Collateral; provided, however, that in the case of any assets, if such separation is not possible, the parties hereto agree to share the proceeds of such property proportionately according to the respective interests of the Debt Agents (and their Related Debt Secured Parties) and the Receivables Agent; provided, further, that each party shall bear its own out-of-pocket costs and expenses incurred to effect such separation and/or sharing (including, without limitation, fees and expenses of auditors and attorneys) to the extent that such costs and expenses are not reimbursed or otherwise borne by the SPV, the Originators and/or the Debt Parties (it being understood that nothing in this Agreement shall limit the obligation of the SPV, the Originators and/or the Debt Parties to make such reimbursement or bear such costs and expenses in accordance with the terms of the Debt Documents and the Transaction Documents); and provided, further, that this Section 3(f) shall not require any party to this Agreement to take any action which it believes, in good faith, may prejudice its ability to realize the value of, or to otherwise protect, its interests (and the interests of the parties for which it acts).

(g) Nothing in this Agreement will be deemed to require the Receivables Agent or any Debt Agent to (i) proceed against certain property securing the Borrower Obligations or the Obligations, respectively, prior to proceeding against other property securing the same or (ii) marshal the Securitization Assets or the Debt Collateral, respectively, upon the enforcement of the Receivables Agent’s or any Debt Agent’s remedies under the Transaction Documents or Debt Documents, as applicable.

4. Additional Agreements with the First Lien Agent. The First Lien Agent, on behalf of itself and the other First Lien Secured Parties, hereby agrees, represents and warrants, on behalf of itself and its successors and assigns as follows:

(a) The First Lien Agent, either for itself or on behalf of the other First Lien Secured Parties, shall not (i) challenge the transfers of Securitization Assets from any Originator to the SPV, whether on the grounds that such transfers were disguised financings or fraudulent conveyances or otherwise or (ii) assert that any of Foresight, any Originator and the SPV should be substantively consolidated.

(b) Notwithstanding any prior termination of this Agreement, the First Lien Agent, either for itself or on behalf of the other First Lien Secured Parties, shall not, with respect to the SPV, institute or join any other Person in instituting any proceeding seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of the SPV, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for the SPV or all or substantially all of the SPV’s assets, or any similar action with respect to the SPV under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, so long as any Borrower Obligations shall be outstanding or there shall not have lapsed one year plus one day since the Final Payout Date.

(c) The First Lien Agent, on behalf of the First Lien Secured Parties, hereby acknowledges that (i) the SPV is a separate legal entity from Foresight and the Originators, with its own creditors, and (ii) the SPV is not, directly or indirectly (as a guarantor or otherwise), liable for or otherwise obligated with respect to the Obligations or any other obligations under any First Lien Debt Document (it being understood and agreed that the First Lien Agent, for the benefit of the First Lien Secured Parties, has a lien on the Seller’s Retained Interest and all proceeds thereof including on the equity interest in the SPV owned, directly or indirectly, by Foresight (not including any of the Securitization Assets)).

(d) The First Lien Agent agrees that it will not enforce its lien, either for itself or on behalf of the other First Lien Secured Parties, with respect to the capital stock or other equity interests of the SPV, whether by judicial or non-judicial foreclosure or otherwise, unless and until the Final Payout Date, it being understood and agreed that the First Lien Agent may at any time sell or transfer the Seller’s Retained Interest (including the capital stock or other equity interests of the SPV) to another Person so long as such Person agrees to be bound by the terms set forth in this Agreement.

(e) The First Lien Agent hereby confirms that it has been directed by the First Lien Secured Parties pursuant to the terms of the First Lien Debt Documents to execute and deliver this Agreement.

5. Additional Agreements with the Second Lien Collateral Agent. The Second Lien Collateral Agent, on behalf of itself and the other Second Lien Secured Parties, hereby agrees as follows:

(a) The Second Lien Collateral Agent, either for itself or on behalf of the other Second Lien Secured Parties, shall not (i) challenge the transfers of Securitization Assets from any Originator to the SPV, whether on the grounds that such transfers were disguised financings or fraudulent conveyances or otherwise or (ii) assert that any of Foresight, any Originator and the SPV should be substantively consolidated.

(b) Notwithstanding any prior termination of this Agreement, the Second Lien Collateral Agent, either for itself or on behalf of the other Second Lien Secured Parties, shall not, with respect to the SPV, institute or join any other person or entity in instituting any proceeding seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of the SPV, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for the SPV or all or substantially all of the SPV’s assets, or any similar action with respect to the SPV under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, so long as any Borrower Obligations shall be outstanding or there shall not have lapsed one year plus one day since the Final Payout Date.

(c) The Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, hereby acknowledges that (i) the SPV is a separate legal entity from Foresight and the Originators, with its own creditors, and (ii) the SPV is not, directly or indirectly (as a guarantor or otherwise), liable for or otherwise obligated with respect to the Second Lien Obligations or any other obligations under any Second Lien Debt Document (it being understood and agreed that the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, has a lien on the Seller’s Retained Interest and all proceeds thereof including on the equity interest in the SPV owned, directly or indirectly, by Foresight (not including any of the Securitization Assets)).

(d) The Second Lien Collateral Agent agrees that it will not enforce its lien, either for itself or on behalf of the other Second Lien Secured Parties, with respect to the capital stock or other equity interests of the SPV, whether by judicial or non-judicial foreclosure or otherwise, unless and until the Final Payout Date, it being understood and agreed that the Second Lien Collateral Agent may at any time sell or transfer the Seller’s Retained Interest (including the capital stock or other equity interests of the SPV) to another Person so long as such Person agrees to be bound by the terms set forth in this Agreement.

(e) The Second Lien Collateral Agent hereby confirms that it has been directed by the Second Lien Secured Parties pursuant to the terms of the Second Lien Debt Documents to execute and deliver this Agreement.

6. Additional Agreements with the Third Lien Collateral Agent. The Third Lien Collateral Agent, on behalf of itself and the other Third Lien Secured Parties, hereby agrees as follows:

(a) The Third Lien Collateral Agent, either for itself or on behalf of the other Third Lien Secured Parties, shall not (i) challenge the transfers of Securitization Assets from any Originator to the SPV, whether on the grounds that such transfers were disguised financings or fraudulent conveyances or otherwise or (ii) assert that any of Foresight, any Originator and the SPV should be substantively consolidated.

(b) Notwithstanding any prior termination of this Agreement, the Third Lien Collateral Agent, either for itself or on behalf of the other Third Lien Secured Parties, shall not, with respect to the SPV, institute or join any other person or entity in instituting any proceeding seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of the SPV, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for the SPV or all or substantially all of the SPV’s assets, or any similar action with respect to the SPV under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, so long as any Borrower Obligations shall be outstanding or there shall not have lapsed one year plus one day since the Final Payout Date.

(c) The Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, hereby acknowledges that (i) the SPV is a separate legal entity from Foresight and the Originators, with its own creditors, and (ii) the SPV is not, directly or indirectly (as a guarantor or otherwise), liable for or otherwise obligated with respect to the Third Lien Obligations or any other obligations under any Third Lien Debt Document (it being understood and agreed that the Third Lien Collateral Agent, for the benefit of the Third Lien Secured Parties, has a lien on the Seller’s Retained Interest and all proceeds thereof including on the equity interest in the SPV owned, directly or indirectly, by Foresight (not including any of the Securitization Assets)).

(d) The Third Lien Collateral Agent agrees that it will not enforce its lien, either for itself or on behalf of the other Third Lien Secured Parties, with respect to the capital stock or other equity interests of the SPV, whether by judicial or non-judicial foreclosure or otherwise, unless and until the Final Payout Date, it being understood and agreed that the Third Lien Collateral Agent may at any time sell or transfer the Seller’s Retained Interest (including the capital stock or other equity interests of the SPV) to another Person so long as such Person agrees to be bound by the terms set forth in this Agreement.

7. The Third Lien Collateral Agent hereby confirms that it has been directed by the Third Lien Secured Parties pursuant to the terms of the Third Lien Debt Documents to execute and deliver this Agreement.

8. Additional Agreements of Receivables Agent. The Receivables Agent, on behalf of itself and the Receivables Lenders, agrees, represents and warrants as follows:

(a) The Receivables Agent, either for itself or on behalf of the Receivables Lenders, shall not (i) challenge the transfers of (A) the First Lien Debt Collateral from the Loan

Parties to the First Lien Agent, (B) the Second Lien Debt Collateral from the Notes Parties to the Second Lien Collateral Agent or (C) the Third Lien Debt Collateral from the Third Lien Debt Parties to the Third Lien Collateral Agent, whether on the grounds that such transfers were fraudulent conveyances or otherwise, or (ii) assert that any of the Debt Parties and the SPV should be substantively consolidated.

(b) The Receivables Agent, on behalf of the Receivables Lenders, hereby acknowledges that (i) the Debt Parties are separate legal entities from SPV, with their own creditors and (ii) the Loan Parties are not, directly or indirectly (as a guarantor or otherwise), liable for or otherwise obligated with respect to the Borrower Obligations, other than to the extent set forth in that certain Performance Guaranty, dated January 13, 2015, as such agreement is in effect as of the date hereof.

(c) The Receivables Agent hereby confirms that it has been directed by the Receivables Lenders pursuant to the terms of the Receivables Facility to execute and deliver this Agreement.

9. Reliance; Effectiveness; Limitation on Liability.

(a) Each of Foresight, each Originator, the SPV, the Receivables Agent, each Receivables Lender, each Debt Agent and each Related Debt Secured Party (each by their acceptance of the benefits hereof) may rely on this Agreement as if such Person were a party hereto. The Receivables Agent shall be entitled to rely conclusively on the power and authority of each Debt Agent to act on behalf of all of its respective Related Debt Secured Parties. Each Debt Agent shall be entitled to rely on the power and authority of the Receivables Agent to act on behalf of all of the Receivables Lenders.

(b) This Agreement shall remain in effect until, and automatically terminate upon, the earlier of (i) the date on which Borrower Obligations have been fully and indefeasibly paid in cash and the Receivables Financing Agreement has been terminated or (ii) the date on which (A) the First Lien Obligations have been fully and indefeasibly paid in cash and the commitments under the Credit Agreement shall have been terminated, (B) the Second Lien Obligations have been fully and indefeasibly paid in cash and (C) the Third Lien Obligations have been fully and indefeasibly paid in cash. Furthermore, this Agreement shall remain in full force and effect notwithstanding the filing of a petition for relief by or against Foresight, any Originator, the SPV or any Debt Party under the Bankruptcy Code, or any liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of Foresight, any Originator, the SPV or any Debt Party, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for Foresight, any Originator, the SPV or any Debt Party or all or substantially all of the assets of Foresight, any Originator, the SPV or any Debt Party, or any similar action with respect to Foresight, any Originator, the SPV or any Debt Party under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt and all references herein to Foresight, any Originator, the SPV or any Debt Party shall be deemed to apply to a debtor-in-possession, trustee, receiver, custodian, liquidator, assignee, sequestrator for such party, and this Agreement shall apply with full force and effect with respect to all Securitization Assets acquired by Foresight, any Originator, the SPV or any Debt Party, or Borrower Obligations or Obligations incurred, in each case, subsequent to the date of said petition or other proceeding.

(c) Except as provided in this Agreement, the Receivables Agent shall have no liability to any Debt Secured Party and no Debt Agent shall have any liability to the Receivables Agent or the Receivables Lenders, in each case, except for liability arising from the gross negligence or willful misconduct of such party or its representatives as determined in a final non-appealable judgment of a court of competent jurisdiction.

10. Miscellaneous.

(a) Additional Originators may be added as parties to this Agreement upon execution by such Person of a joinder agreement and with the prior written consent of Foresight, the Debt Agents and the Receivables Agent.

(b) No delay upon the part of any party to this Agreement in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any such party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No waiver, amendment or other modification of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and shall be signed by the Debt Agents and the Receivables Agent. Notwithstanding the foregoing, without the consent of the Debt Agents or the Receivables Agent, any Debt Agent may become a party hereto by execution and delivery of a Debt Agent Joinder Agreement substantially in the form of Exhibit A hereto and upon such execution and delivery, such Debt Agent and its Related Debt Secured Parties and Obligations of the Debt Document for which such Debt Agent is acting shall be subject to the terms hereof.

(c) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

(d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(e) This Agreement is solely for the benefit of, and shall inure to the benefit of, each of the Receivables Agent, the Debt Agents, all Receivables Lenders, all other Debt Secured Parties and their respective successors and assigns, and shall be binding upon the Receivables Agent, the Debt Agents and in each case their respective successors and assigns and no other Person (including, without limitation, Foresight, any Originator, the SPV or any Debt Party) shall have any right, benefit, priority or interest hereunder.

(f) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court

of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Debt Agent or the Receivables Agent may otherwise have to bring any action or proceeding against Foresight, the SPV, any Originator or any Debt Party or its properties in the courts of any jurisdiction.

(g) All notices required to be given hereunder shall be given by telephone promptly, confirmed in writing by facsimile, and shall be effective when received at the address for the recipient as set forth beneath on Schedule II hereof. Any party may change its address for notice by written notice to the other parties hereto.

(h) In the event that any First Lien Secured Party or First Lien Secured Parties refund or refinance any of the indebtedness evidenced or created by or related to the Credit Agreement, the terms “Credit Agreement”, “Loan Documents”, “Loan Party”, “Obligations”, “Collateral Documents”, “Default”, “Event of Default” and the like shall refer mutatis mutandis to the agreements and instruments in favor of such First Lien Secured Party or First Lien Secured Parties and to the related definitions contained therein.

(i) Foresight and each Originator hereby acknowledge and agree that Section 10.04 of the Credit Agreement and Section 7.7 of the Collateral Trust Agreement are incorporated herein mutatis mutandis.

(j) Each Debt Agent acknowledges and agrees that this Agreement is subject to the terms and conditions of that certain Intercreditor Agreement (Notes) (as defined in the Credit Agreement).

(k) The headings in this Agreement are for the purpose of reference only and shall not limit or define the meaning hereof.

(Signature Pages Follow)

IN WITNESS WHEREOF, the following entities have caused this Agreement to be executed and delivered as of the day first above written.

PNC BANK, NATIONAL ASSOCIATION,
as Receivables Agent

By:	/s/ Michael A. Brown
	Name:	Michael A. Brown
	Title:	Senior Vice President

[Signature Page to Intercreditor Agreement (Securitization)]

CITIBANK, N.A.,
as First Lien Agent

By:	/s/ Dave R. Groncher
	Name:	Dave R. Groncher
	Title:	Vice President

[Signature Page to Intercreditor Agreement (Securitization)]

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Second Lien Collateral Agent

By:	/s/ Geoffrey J. Lewis
	Name:	Geoffrey J. Lewis
	Title:	Vice President

[Signature Page to Intercreditor Agreement (Securitization)]

FORESIGHT ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President & Chief Executive Officer

WILLIAMSON ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President & Chief Executive Officer

SUGAR CAMP ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President & Chief Executive Officer

HILLSBORO ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President & Chief Executive Officer

MACOUPIN ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President & Chief Executive Officer

[Signature Page to Intercreditor Agreement (Securitization)]

FORESIGHT COAL SALES LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President & Chief Executive Officer

Acknowledged and Consented to:

FORESIGHT RECEIVABLES LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President & Chief Executive Officer

[Signature Page to Intercreditor Agreement (Securitization)]

SCHEDULE I

ORIGINATORS

1. WILLIAMSON ENERGY LLC

2. SUGAR CAMP ENERGY LLC

3. HILLSBORO ENERGY LLC

4. MACOUPIN ENERGY LLC

5. FORESIGHT COAL SALES LLC

SCHEDULE II

NOTICE INFORMATION

RECEIVABLES AGENT:

Address for Notices:
PNC Bank, National Association
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, PA 15222
Attention: Asset Backed Finance
Facsimile: 412-705-1225
Email: ABFAdmin@pnc.com
robyn.reeher@pnc.com

FIRST LIEN AGENT:

Address for Notices:
Citibank, N.A.
Citi Global Loans Agency
1615 Brett Road
New Castle, DE 19720
Attention: Christopher Delduca
Telephone: 302-323-3125
Facsimile: 212-994-0961
Email: christopher.delduca@citi.com

Citibank, N.A.
Citi - ICG / Global Banking
227 West Monroe Street, 25th Floor
Chicago, IL 60606
Attention: Louis B. Virgo, Vice President
Telephone: 312-876-3277
Facsimile: 312-205-0210
Email: louis.virgo@citi.com

COLLATERAL AGENT:

Address for Notices:
Wilmington Savings Fund Society, FSB
500 Delaware Avenue, 11th Floor
Wilmington, Delaware 19801
Attention: Geoff Lewis
Facsimile: 302-421-9137
Email: glewis@wsfsbank.com

FORESIGHT ENERGY LLC:

Address for Notices: One Metropolitan Square 211 North Broadway, Suite 2600 St. Louis, MO 63102 Attention: Rashda Buttar Telephone: 314-932-6103

ORIGINATORS:

1. WILLIAMSON ENERGY LLC

2. SUGAR CAMP ENERGY LLC

3. HILLSBORO ENERGY LLC

4. MACOUPIN ENERGY LLC

5. FORESIGHT COAL SALES LLC

Address for Notices:

One Metropolitan Square

211 North Broadway, Suite 2600

St. Louis, MO 63102

Attention: Rashda Buttar

Telephone: 314-932-6103

Exhibit A

Form of Debt Agent Joinder Agreement

Reference is made to the INTERCREDITOR AGREEMENT (SECURITIZATION) dated as of August 30, 2016 (the “Intercreditor Agreement”), among Citibank, N.A., a national banking association, as administrative agent under the Credit Agreement defined therein (in such capacity, the “First Lien Agent”), Wilmington Savings Fund Society, FSB, as collateral agent under the Notes Security Agreement defined therein (in such capacity, the “Second Lien Collateral Agent”), the Third Lien Collateral Agent to the extent a party hereto (as defined therein and, together with the First Lien Agent and the Second Lien Collateral Agent, the “Debt Agents”), Foresight Energy LLC, a Delaware limited liability company, as borrower under the Credit Agreement defined therein and as a grantor under the Notes Security Agreement defined therein (“Foresight”), each of the entities from time to time listed on Schedule I thereto (collectively, the “Originators” and each an “Originator”), Foresight Receivables LLC, a Delaware limited liability company and a wholly owned subsidiary of Foresight (the “SPV”), and PNC Bank, National Association, a national banking association, as administrative agent under the Receivables Financing Agreement defined therein (in such capacity, the “Receivables Agent”).

A. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement.

B. This Joinder Agreement (the “Joinder Agreement”) is being executed and delivered as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations under the Intercreditor Agreement.

SECTION 1. Joinder. The undersigned, [                    ], a [                    ], (the “New Secured Party”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] [Hedge Bank] [Cash Management Bank] [Secured Commodity Swap Counterparty] under that certain [describe applicable indenture, credit agreement or other document governing the applicable Secured Obligations] (the “New Debt Document”) hereby:

(a) becomes a [First][Second][Third] [Collateral] Agent on behalf of the [First][Second][Third] Lien Secured Parties party to the New Debt Document pursuant to which it has been appointed agent to represent such [First][Second][Third] Lien Secured Parties and has been authorized to become a party to the Intercreditor Agreement on behalf of such [First][Second][Third] Lien Secured Parties for all purposes of the Intercreditor Areement on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof as a [First][Second][Third] Lien [Collateral] Agent; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address]

SECTION 2. Undertakings. The New Secured Party hereby acknowledges, agrees and confirms that, by its execution of this Agreement:

(a) the New Secured Party will be deemed to be a party to the Intercreditor Agreement, and, from and after the date hereof, shall have all of the obligations of a [[First][Second][Third] Lien [Collateral] Agent thereunder as if it had executed the Intercreditor Agreement and the New Debt Document shall be deemed a [First][Second][Third] Lien Debt Document under the Intercreditor Agreement and all [Obligations] (as defined in the New Debt Document) of the [Credit Parties] (as defined in the New Debt Document) thereunder shall be [First][Second][Third] Lien Obligations for all purposes thereof and the New Secured Party hereby ratifies, as of the date hereof, and accedes to and agrees to be bound by, all of the terms, provisions and conditions applicable to the [[First][Second][Third] Lien [Collateral] Agent contained in the Intercreditor Agreement;

(b) to the extent the New Secured Party is an agent or trustee for one or more Debt Secured Parties, the New Secured Party acknowledges that it has the authority to bind such Debt Secured Parties to the Intercreditor Agreement and such Debt Secured Parties are hereby bound by the terms and conditions of the Intercreditor Agreement applicable to the [First][Second][Third] Lien Secured Parties and Debt Secured Parties.

SECTION 3. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 5. Invalidity. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10(g) of the Intercreditor Agreement and Schedule II to the Intercreditor Agreement shall be deemed modified by the addition of the New Secured Party’s notice information provided in Section (1)(b) above.

SECTION 7. Expenses. Foresight agrees to reimburse each of the Debt Secured Parties for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for such Debt Secured Parties as required by the applicable First Lien Debt Documents, Second Lien Debt Documents or Third Lien Debt Documents.

SECTION 8. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers or representatives as of [            ], 20[    ].

[insert name of New Secured Party], as [specify capacity in which New Secured Party is executing/joining Intercreditor Agreement]

By:
Name:
Title:

The Receivables Agent hereby acknowledges receipt of this Joinder Agreement:

PNC BANK, NATIONAL ASSOCIATION as Receivables Agent

By:
Name:
Title:

The First Lien Agent hereby acknowledges receipt of this Joinder Agreement:

CITIBANK, N.A. as First Lien Collateral Agent

By:
Name:
Title:

The Second Lien Collateral Agent hereby acknowledges receipt of this Joinder Agreement:

WILMINGTON SAVINGS FUND SOCIETY, FSB as Second Lien Collateral Agent

By:
Name:
Title:

[The Third Lien Collateral Agent hereby acknowledges receipt of this Joinder Agreement:

[ ] as Third Lien Collateral Agent

By:
Name:
Title:

Acknowledged and Agreed to by: FORESIGHT ENERGY LLC

By:
Name:
Title:

WILLIAMSON ENERGY LLC

By:
Name:
Title:

SUGAR CAMP ENERGY LLC

By:
Name:
Title:

HILLSBORO ENERGY LLC

By:
Name:
Title:

MACOUPIN ENERGY LLC

By:
Name:
Title:

FORESIGHT COAL SALES LLC

By:
Name:
Title:

FORESIGHT RECEIVABLES LLC

By:
Name:
Title: